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                                                                 Exhibit (10.4)

                                       EXHIBIT B
                            to Securities Purchase Agreement


                              REGISTRATION RIGHTS AGREEMENT

    THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is made as of December 12, 1997, by and among Biospherics Incorporated, a Delaware corporation (the "Company"), with headquarters located at 12051 Indian Creek Court, Beltsville, Maryland, and the undersigned (the "Purchaser").

                                       RECITALS

    A. In connection with the Securities Purchase Agreement dated of even date herewith by and between the Company and Purchaser (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to Purchaser (i) shares of the Company's Common Stock, par value $.005 per share (the "Common Stock") and (ii) warrants to purchase shares of Common Stock in the form attached as Exhibits A-1 and A-2 to the Securities Purchase Agreement. The shares of Common Stock being purchased under the Securities Purchase Agreement are referred to herein as the "Common Shares". The warrants being purchased under the Securities Purchase Agreement are referred to herein as the "Warrants". The shares of Common Stock issuable upon the exercise of or otherwise pursuant to the Warrants are referred to herein as the "Warrant Shares".

    B. To induce Purchaser to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws.

                                      AGREEMENTS

    NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, and Purchaser hereby agree as follows:

                                      ARTICLE I
                                     DEFINITIONS

    1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

         (a) "Purchaser" means Purchaser and any transferees or assignees who agree to become bound by the provisions of this Agreement in accordance with Article IX hereof.

         (b) "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities

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Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

         (c) "Registrable Securities" means the Common Shares and Warrant Shares and any shares of capital stock issued or issuable, from time to time (with any adjustments), on or in exchange for or otherwise with respect to the Common Stock or any other Registrable Securities.

         (d) "Registration Statement" means a registration statement of the Company under the Securities Act.

    1.2 Capitalized Terms. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

                                      ARTICLE II
                                     REGISTRATION

    2.1 Mandatory Registration. The Company shall prepare, and, on or prior to forty-five (45) days after the date of the Closing (the "Filing Date"), file with the SEC a Registration Statement on Form S-3 (or, if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of all of the Registrable Securities, subject to the consent of Purchaser (as determined pursuant to Section 11.10 hereof)) covering the resale of all of the Registrable Securities, which Registration Statement, to the extent allowable under the Securities Act and the Rules promulgated thereunder (including Rule 416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon exercise of the Warrants pursuant to the so-called anti-dilution provisions thereof. The Registrable Securities included in the Registration Statement shall be allocated among Purchaser as set forth in Section 11.11 hereof. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the approval of (which approval shall not be unreasonably withheld or denied)) Purchaser and their counsel prior to its filing or other submission.

    2.2 Underwritten 0ffering. If any offering pursuant to a Registration Statement pursuant to Section 2.1 hereof involves an underwritten offering, Purchaser who hold a majority in interest of the Registrable Securities subject to such underwritten offering shall have the right to select a total of one firm of legal counsel to represent Purchaser and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company.

    2.3 Payments by the Company. The Company shall cause the registration statement to become effective as soon as practicable, but in no event later than the ninetieth (90th) day following the date of the Closing (the "Registration Deadline"). If (i) the registration statement(s) covering the Registrable Securities required to be filed by the Company pursuant to
Section 2.1 hereof is not declared effective by the SEC on or before the Registration Deadline, or

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(ii) after the registration statement has been declared effective by the SEC, sales of all the Registrable Securities (including any Registrable Securities required to be registered pursuant to Section 3.2 hereof) cannot be made pursuant to the registration statement (by reason of a stop order or the Company's failure to update the registration statement or any other reason outside the control of Purchaser) or (iii) the Common Stock is not listed or included or quotation on the NASDAQ National Market, NASDAQ SmallCap Market, the New York Stock Exchange or the American Stock Exchange after being so listed or included for quotation, then the Company will make payments to Purchaser in such amounts and at such times as shall be determined pursuant to this Section 2.3 as partial relief for the damages to Purchaser by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity). In such event, the Company shall pay to Purchaser an amount equal to (i) (A) .02 times (B) the aggregate purchase price of the Common Shares and Warrants held by Purchaser (including, without limitation, Warrants that have been converted into Warrant Shares) times (ii) the sum of: (A) the number of months (prorated per day for partial months) following the Registration Deadline prior to the date the Registration Statement filed pursuant to Section 2.1 is declared effective by the SEC plus
(B) the number of months (prorated per day for partial months) following the Registration Deadline but prior to the termination of the Registration
Periods that sales cannot be legally made pursuant to the Registration Statement after the Registration Statement has been declared effective plus
(c) the number of months (prorated per day for partial months) that the Common Stock is not listed or included for quotations on the NASDAQ National Market, NASDAQ SmallCap Market, New York Stock Exchange, or American Stock Exchange or that trading thereon is halted after the Registration Statement has been declared effective. Such amounts shall be paid in cash. Payments of cash pursuant hereto shall be made within five (5) days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty (30) days, payments shall be made for each such thirty (30) day period within five (5) days after the end of such thirty (30) day period.

    2.4 Piggy-Back Registrations. If at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), then the Company shall send to Purchaser, who has a right to have Registrable Securities covered by a Registration Statement pursuant to this Agreement written notice of such determination and, if within fifteen (15) days after the date of such notice, Purchaser shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities Purchaser requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriters) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)'judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which Purchaser has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Registrable Securities shall be made pro rata among Purchaser seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to

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be included by Purchaser; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, however, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement. No right to registration of Registrable Securities under this Section 2.4 shall be construed to limit any registration required under Section 2.1 or 3.2 hereof. If an offering in connection with which Purchaser is entitled to registration under this Section 2.4 is an underwritten offering, then Purchaser whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

    2.5 Eligibility for Form S-3. The Company represents and warrants that it meets the requirements for the use of Form S-3 for registration of the re-sale by Purchaser of the Registrable Securities. The Company covenants and agrees that throughout the Registration Period (as herein defined), the Company shall continue to be eligible to use Form S-3 for registration of such re-sale and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3.

                                     ARTICLE III
                              OBLIGATIONS OF THE COMPANY

    In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

    3.1 The Company shall prepare promptly and file with the SEC not later than the Filing Date the Registration Statement required by Section 2.1, and cause such Registration Statement relating to Registrable Securities to become effective as soon as practicable after such filing, and keep the Registration Statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold (and no further Registrable Securities may be issued in the future) and (ii) the date on which all of the Registrable Securities (in the reasonable opinion of counsel to Purchaser) may be immediately sold to the public without registration and without restriction as to the number with Registrable Securities to be sold, whether pursuant to Rule 144 or otherwise (the "Registration Period"). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein and all documents incorporated by reference therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

    3.2 The Company shall prepare and file with the SEC such amendments (including post- effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply

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with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until the termination of the Registration Period or, if earlier, such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement. In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registerable Securities issued pursuant to the Securities Purchase Agreement and exercise of the Warrants, the Company shall amend the Registration Statement or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registerable Securities, in each case, as soon as practicable, but in any event within twenty (20) business days after the necessity therefore arises. The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. The provisions of Section 2.3 above shall be applicable with respect to such obligations, with the ninety
(90) days running from the day after the date on which the Company reasonably first determines (or reasonably should have determined) the need therefor.

    3.3 The Company shall furnish to Purchaser whose Registrable Securities are included in the Registration Statement and its legal counsel (a) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred to in Section 2.1, each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion, if any, thereof which contains information for which the Company has sought confidential treatment), and (b) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities owned (or to be owned) by Purchaser.

    3.4 The Company shall use reasonable efforts to (a) register and qualify the Registrable Securities covered by the Registration Statement under securities laws of such jurisdictions in the United States as Purchaser who holds (or has the right to hold) Registrable Securities being offered reasonably requests, (b) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (c) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (d) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.4, (ii) subject itself to general taxation in any such jurisdiction, (iii) file a general consent to service of process in any such jurisdiction, (iv) provide any undertakings that cause the Company material expense or burden, or (v) make any change in its charter or by-laws, which in each case the board of directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

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    3.5  In the event Purchaser who hold a majority in interest of the
Registrable Securities being offered in an offering pursuant to a Registration Statement or any amendment or supplement thereto under Section
2.1 or 3.2 hereof select underwriters for the offering, the, Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations. with the underwriters of such offering.

    3.6 As soon as practicable after becoming aware of such event, the Company shall notify (by telephone and also by facsimile and reputable overnight courier) Purchaser of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly (but in any event within five (5) days) to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to Purchaser as Purchaser may reasonably request.

    3.7 The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable time and to notify (by telephone and also by facsimile and reputable overnight carrier) Purchaser who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

    3.8 The Company shall permit a single firm of counsel designated by Purchaser to review the Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects and will not request acceleration of the Registration Statement without prior notice to such counsel. The sections of the Registration Statement covering information with respect to the Investors, the Investors' beneficial ownership of securities of the Company or the Investors' intended method of disposition of the Registerable Securities shall conform to the information provided to the Company by each of the Investors.

    3.9 The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

    3.10 At the request of Purchaser in connection with any underwritten offer hereunder, the Company shall furnish, on the date of effectiveness of the Registration Statement and thereafter from time to time on such dates as Purchaser may reasonably request (a) an opinion, dated as of such applicable date, from counsel representing the Company addressed to Purchaser and in form, scope and substances as is customarily given in an underwritten public offering and (b) a letter, dated as of such applicable date, from the Company's independent certified public

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accountants addressed to Purchaser and in form, scope and substance as customarily given to underwriters in an underwritten public offering.

    3.11 The Company shall make available for inspection during the Registration Period by (i) Purchaser, (ii) any underwriter participating in any disposition pursuant to the Registration Statement, (iii) one firm of attorneys and one firm of accountants retained by Purchaser, and (iv) one firm of attorneys retained by all such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to Purchaser) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified in writing, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or is otherwise required by applicable law or legal process or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of Purchaser). The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and reasonable substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 3.11. Purchaser agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and Purchaser) shall be deemed to limit Purchaser's ability to sell Registrable Securities in a manner which is consistent with applicable laws and regulations.

    3.12 The Company shall hold in confidence and not make any disclosure of information concerning Purchaser provided to the Company unless (a) disclosure of such information is necessary to comply with federal or state securities laws, (b) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (c) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or is otherwise required by applicable law or legal process, (d) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement (to the knowledge of the Company), or (e) Purchaser consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning Purchaser is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to Purchaser prior to making such disclosure, and allow Purchaser, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

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    3.13 For so long as Purchaser owns any of the Securities or three (3)
years from the Closing Date, whichever is sooner, the Company shall cause the listing and the continuation of listing of all the Registrable Securities covered by the Registration Statement on the NASDAQ National Market System and cause the Registrable Securities to be quoted or listed on each additional national securities exchange or quotation system upon which the Common Stock is then listed or quoted.

    3.14 The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

    3.15 The Company shall cooperate with Purchaser who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or Purchaser may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or Purchaser may request, and, within one (1) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to Purchaser whose Registrable Securities are included in such Registration Statement) an instruction in the form attached hereto as Exhibit 1 and an opinion of such counsel in the form attached hereto as Exhibit 2.

    3.16 At the request of Purchaser, the Company shall promptly prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

    3.17 The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission).

    3.18 The Company shall take all such other actions as Purchaser or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

    3.19 From and after the date of this Agreement, the Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities in any Registration Statement or any amendment or supplement thereto under Section 2.1 or 3.2 hereof without the consent of the holders of a majority of the Registrable Securities.

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                                      ARTICLE IV
                               OBLIGATIONS OF PURCHASER

    In connection with the registration of the Registrable Securities, Purchaser shall have the following obligations:

    4.1 Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten (10) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify Purchaser of the information the Company requires from Purchaser.

    4.2 Purchaser, by such Purchaser's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statements hereunder, unless Purchaser has notified the Company in writing of such Purchaser's election to exclude all of Purchaser's Registrable Securities from the Registration Statement.

    4.3 Purchaser whose Registrable Securities are included in a Registration Statement understands that the Securities Act may require delivery of a prospectus relating thereto in connection with any sale thereof pursuant to such Registration Statement, and Purchaser shall use its reasonable efforts to comply with the applicable prospectus delivery requirements of the Securities Act in connection with any such sale.

    4.4 Purchaser agrees that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 3.6, such Purchaser will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Purchaser's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.6 and, if so directed by the Company, Purchaser shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in Purchaser's possession (other than a limited number of permanent file copies), of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

    4.5 Without limiting Purchaser's rights under Section 2.1 or 3.2 hereof, no Purchaser may participate in any underwritten distribution hereunder unless Purchaser (a) agrees to sell Purchaser's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and
(c) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Article V.

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                                      ARTICLE V
                               EXPENSES OF REGISTRATION

    All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Articles II and III, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one firm of counsel selected by Purchaser pursuant to
Section 2.2, hereof shall be borne by the Company.

                                      ARTICLE VI
                                   INDEMNIFICATION

    In the event any Registrable Securities are included in a Registration Statement under this Agreement:

    6.1 To the extent permitted by law, the Company will indemnify, hold harmless and defend (a) Purchaser who holds such Registrable Securities, (b) each underwriter of Registrable Securities and (c) the directors, officers, partners, members, employees, agents and persons who control Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if any, (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6.3 with respect to the number of legal counsel, the Company shall reimburse Purchaser, each such underwriter and controlling person, and each such other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1: (x) shall not apply to an Indemnified Person with respect to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (z) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by the Company pursuant to Section 3.3 hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified

Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by Purchaser pursuant to Article IX.

    6.2 In connection with any Registration Statement in which Purchaser is participating, Purchaser agrees to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6. 1, the Company, each of its directors, each of its officers who signs the Registration Statement, its employees, agents and persons, if any, who control the Company within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement, together with its directors, officers and members, and any person who controls such stockholder or underwriter within the meaning of the Securities Act or the Exchange Act (such an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by Purchaser expressly for use in connection with such Registration Statement; and subject to Section 6.3 Purchaser will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this
Section 6.2 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of Purchaser, which consent shall not be unreasonably withheld; provided, further, however, that Purchaser shall be liable under this Agreement (including this Section
6.2 and Article VII) for only that amount as does not exceed the net proceeds actually received by Purchaser as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by Purchaser pursuant to Article IX. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.2 with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, and the Indemnified Party failed to utilize such corrected prospectus.

    6.3 Promptly after receipt by an Indemnified Person or Indemnified Party under this Article VI of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this Article VI, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall diligently pursue such defense and that such indemnifying party shall not be entitled to assume such defense and an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and any such Indemnified Person or Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Person or Indemnified Party which are different from or in addition to those available to such indemnifvin2 party. The indemnifying party shall pay for only one separate firm of legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Purchaser holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of Purchaser if they hold Registrable Securities included in such Registration Statement), if Purchaser are entitled to indemnification hereunder, or by the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this
Article VI, except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Article VI shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                                     ARTICLE VII
                                     CONTRIBUTION

    To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Article VI to the fullest extent permitted by law; provided, however, that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Article VI, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

                                     ARTICLE VIII
                            REPORTS UNDER THE EXCHANGE ACT

    With a view to making available to Purchaser the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit Purchaser to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees, during the Registration Period and for one year thereafter, to:

    8.1 Make and keep public information available, as those terms are understood and defined in Rule 144;

    8.2 File with the SEC in a timely manner and make and keep available all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4.3 of the Securities Purchase Agreement) and the filing and availability of such reports and other documents is required for the applicable provisions of Rule 144; and

    8.3 Furnish to Purchaser so long as Purchaser holds Warrants or Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit Purchaser to sell such securities pursuant to Rule 144 without registration.

                                      ARTICLE IX
                          ASSIGNMENT OF REGISTRATION RIGHTS

    The rights of Purchaser hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, shall be automatically assignable by Purchaser to any transferee of all or any portion of the Warrants or the Registrable Securities if: (a) Purchaser agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee, and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws, (d) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing for the benefit of the Company to be bound by all of the provisions contained herein, and (e) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement. Notwithstanding any provision to the contrary herein, Purchaser shall have the right to pledge the Registrable Securities and in the event that the pledgee forecloses on the pledged Registrable Securities, then the pledgee shall be entitled to exercise the rights of the Purchaser hereunder.

                                      ARTICLE X
                           AMENDMENT OF REGISTRATION RIGHTS

    Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company and Purchaser who hold a majority interest of the Registrable Securities (determined as if all Warrants then outstanding had been exercised for Warrant Shares). Any amendment or waiver effected in accordance with this
Article X shall be binding upon Purchaser and the Company. Notwithstanding the foregoing, no amendment or waiver shall retroactively affect Purchaser without its consent or prospectively adversely affect Purchaser who no longer owns any Warrants or Registrable Securities without its consent.

Neither Article VI nor Article VII hereof may be amended or waived in a manner adverse to Purchaser without its consent.

                                      ARTICLE XI
                                    MISCELLANEOUS

    11.1 A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

    11.2 Any notices herein required or permitted to be given shall be in writing and may be personally served or delivered by courier (including a recognized overnight delivery service) or by confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

              If to the Company:

              Biospherics Incorporated
              12051 Indian Creek Court
              Beltsville, MD  20705
              Telecopy:  301-210-4908/09
              Attention:  Dr. Gilbert V. Levin

                   with a copy to:

              Smith, Somerville & Case, L.L.C.
              Attorneys At Law
              100 Light Street
              Baltimore, MD  21202
              Telecopy:  410-385-8060
              Attention:  James Baker, Esq.

              If to RGC International Investors, LDC:

              c/o Rose Glen Capital Management, L.P.
              251 St. Asaphs Road
              Suite 200
              3 Bala Plaza East
              Bala Cynwyd, PA  19004
              Telecopy:  610-617-0570
              Attention:  Wayne D. Bloch

                   with a copy to:

              Ballard, Spahr, Andrews & Ingersoll
              1735 Market Street
              51st Floor
              Philadelphia, PA  19103
              Telecopy:  215-864-8999
              Attention:  Gerald J. Guarcini, Esq.

and if to Purchaser, at such address as Purchaser shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11.2.

    11.3 Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

    11.4 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Company irrevocably consents to the jurisdiction of the federal courts located in the state of Delaware and the state courts of the State of Delaware located in the County of New Castle in the State of Delaware in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties hereto further agree that service of process upon the parties hereto mailed by first class mail shall be deemed in every respect effective service of process upon each such party in any such suit or proceeding. Nothing herein shall affect either party's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment, in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

    11.5 This Agreement, the Warrants and the Securities Purchase Agreement (including all schedules and exhibits thereto and all certificates and opinions required thereby) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Warrants and the Securities Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

    11.6 Subject to the requirements of Article IX hereof, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.

    11.7 The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

    11.8 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto, by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

    11.9 Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

    11.10 All consents and other determinations to be made by Purchaser pursuant to this Agreement shall be made by Purchaser holding a majority of the Registrable Securities (determined as if all Warrants then outstanding had been exercised for Warrant Shares) held by Purchaser.

    11.11 The initial number of Registrable Securities included on any Registration Statement and each increase to the number of Registrable Securities included thereon shall be allocated 100% to Purchaser based on the number of Registrable Securities held by Purchaser at the time of such establishment or increase, as the case may be. In the event Purchaser shall sell or otherwise transfer any of such holder's Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included on a Registration Statement for such transferor. Any shares of Common Stock included on a Registration Statement and which remain allocated to any person or entity which does not hold any Registrable Securities shall be allocated to Purchaser, pro rata based on the number of shares of Registrable Securities then held by Purchaser. Without implication that the contrary would otherwise be true, for purposes, of this paragraph, all Warrants then outstanding shall be assumed exercised for Warrant Shares.

    11.12 If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement.

    11.13 The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                                      * * * * *

    IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

COMPANY:

BIOSPHERICS INCORPORATED

By: _______________________________

Name:    _______________________________

Title:   _______________________________


PURCHASER:

RGC INTERNATIONAL INVESTORS, LDC

By: Rose Glen Capital Management, L.P.
    Investment Manager
    By:  RGC General Partner Corp., as General Partner

By:  _____________________________

Its: ______________________________

                                                                       EXHIBIT 1
                                                                 to Registration
                                                                Rights Agreement

                                         Date

American Stock Transfer and Trust Co.
6201 15th Avenue, 3rd Floor
Brooklyn, NY  11219

Ladies and Gentlemen:

    This letter shall serve as our irrevocable authorization and direction to you (1) to transfer or re-register (or at the holders request to reissue to the holder thereof without any restrictive legend) the certificates for the shares of Common Stock, par value $.005 per share (the "Common Stock"), of Biospherics Incorporated, a Delaware corporation (the "Company"), represented by certificate numbers _____ for an aggregate of _____ shares (the "Outstanding Shares") of Common Stock presently registered in the name of [Name of Investor] (the "Investor") (which shares were previously issued pursuant to the Securities Purchase Agreement dated December 12, 1997 (the "Agreement") or exercise of the Warrants (as hereinafter defined)), upon surrender of such certificates to you, notwithstanding the legend appearing on such certificates, and (2) to issue shares (the "Warrant Shares") of the Common Stock to or upon the order of the registered holder from time to time of the Warrants of the Company (the "Warrants") upon surrender to you of a properly completed and duly executed Exercise Agreement and such Warrants notwithstanding the legend appearing on such Warrants. The transfer or re-registration of the certificates for the Outstanding Shares by you should be made at such time as you are requested to do so by the record holder of the Outstanding Shares. The certificate issued upon such transfer or re-registration should be registered in such name as requested by the holder of record of the certificate surrendered to you and should not bear any legend which would restrict the transfer of the shares represented thereby. In addition, you are hereby directed to remove any stop-transfer instruction relating to the Outstanding Shares. Certificates for the shares issued pursuant to the Agreement and Warrant Shares should not bear any restrictive legend and should not be subject to any stop-transfer restriction.

    Pursuant to applicable securities laws or certain agreements between the Company and the Investor, the Investor may be prohibited during certain limited periods of time from selling its Outstanding Shares or other shares of Common Stock issued pursuant to the Agreement or issuable upon exercise of the Warrants under the Registration Statement; provided, however, that such Investor may continue to sell such securities pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"). The Company may, during such periods, deliver a notice to you advising you to refrain from transferring any Outstanding Shares pursuant to such Registration Statement, provided that such notice shall not prohibit the transfer of such shares pursuant to an exemption from registration under the 1933 Act during such periods.

    Contemporaneous with the delivery of this letter, the Company is delivering to you a letter of ____________ as to registration of the Outstanding Shares and the Conversion Shares under the Securities Act of 1933, as amended.

    Should you have any questions concerning this matter, please contact me.

                                               Very truly yours,

                                               BIOSPHERICS INCORPORATED



                                               ________________________________
                                               By:
                                               Title:

Enclosures:
cc:  [Name of Investor]

                                                                       EXHIBIT 2
                                                                 to Registration
                                                                Rights Agreement

                                         Date

American Stock Transfer and Trust Co.
6201 15th Avenue, 3rd Floor
Brooklyn, NY  11219

                             RE: Biospherics Incorporated

Ladies and Gentlemen:

    We are counsel to Biospherics Incorporated, a Delaware corporation (the "Company"), and we understand that [Name of Purchaser] (the "Holder") has purchased from the Company (i) shares of the Company's common stock, par value $.005 per share (the "Common Stock") and (ii) warrants to purchase shares of Common Stock. Such securities were purchased by the Holder pursuant to a Securities Purchase Agreement, dated as of December 12, 1997, by and among the Company and the signatories thereto (the "Agreement"). Pursuant to a Registration Rights Agreement, dated as of December 12, 1997, by and among the Company and the signatories thereto (the "Registration Rights Agreement"), the Company agreed with the Holder, among other things, to register the Registrable Securities (as that term is defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms provided in the Registration Rights Agreement. In connection with the Company's obligations under the Registration Rights Agreement, on ________ ___, 1998, the Company filed a Registration Statement on Form S-_____ (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities, which names the Holder as a selling stockholder thereunder.


[Other customary introductory and scope of examination language to be inserted]

    Based on the foregoing, we are of the opinion that the Registrable Securities have been registered under the Securities Act.

                [Other appropriate customary language to be included.]

                                  Very truly yours,

cc: [Name of Purchaser]